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                                                                EXHIBIT 23.1






                         CONSENT OF INDEPENDENT AUDITORS



THE BOARD OF DIRECTORS
COLEMAN NATURAL PRODUCTS, INC.:

We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.




                                       KPMG Peat Marwick LLP


Denver, Colorado
September 17, 1996